CONSENT AND SECOND AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

This Consent and Second Amendment to Amended and Restated Credit Agreement ("Consent and Amendment") is dated as of November 24, 2003, and is by and among General Electric Capital Corporation, a Delaware corporation, individually as a the Lenders and as Agent for the Lenders, SportRack, LLC, a Delaware limited liability company ("SportRack US Borrower"), Valley Industries, LLC, a Delaware limited liability company ("Valley US Borrower" and, together with SportRack US Borrower, "US Borrowers"), Brink International B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of The Netherlands, having its corporate seat (statutaire zetel) in Staphorst, The Netherlands and registered with the Chamber of Commerce (Kamer van Koophandel) in Regio Zwolle under number 05058752 ("European Borrower" and, together with US Borrowers, "Borrowers"), and the Lenders which are signatories hereto.

W I T N E S S E T H:

WHEREAS, pursuant to an Amended and Restated Credit Agreement dated as of May 23, 2003, by and among Agent, the Lenders from time to time party thereto, Borrowers and the other Credit Parties from time to time party thereto (as amended or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement), Agent and the Lenders agreed, subject to the terms and provisions thereof, to provide certain loans and other financial accommodations to Borrowers; and

WHEREAS, Borrowers have requested that Agent and the Lenders consent to the sale by SportRack US Borrower to Sport (MI) QRS 15-40, Inc. ("Purchaser-Lessor") and the concurrent leaseback to SportRack US Borrower by Purchaser-Lessor (collectively, the "Sale-Leaseback"), in each case pursuant to that certain Lease Agreement ("Lease"), the Bill of Sale ("Bill of Sale") and each of the Covenant Deeds (collectively, "Deeds") attached hereto as Exhibit A (collectively, "Primary Sale-Leaseback Documents"), of the parcels of real property located at each of 50701 Birch Drive, Shelby Township, Michigan, 2655 16th Street, Port Huron, Michigan and 1721 Dove Street, Port Huron, Michigan (the items located on the Premises (as such term is defined in the Lease) being sold by SportRack US Borrower to Purchaser-Lessor pursuant to the Bill of Sale and the Deeds are the "Purchased Assets");

WHEREAS, Borrowers have requested that Agent and the Lenders consent to the execution by each of Holdings, US SportRack Holdings, ValTek, LLC and AAS Capital Corporation (collectively, the "Lease Guarantors"), each of which is a Credit Party under the Credit Agreement, of that certain Guaranty and Suretyship Agreement dated as of November 24, 2003 in favor of Purchaser-Lessor (the "Lease Guaranty"), guaranteeing all of SportRack US Borrower's obligations under the Lease (as such term is defined below);

WHEREAS, absent the consent of Agent and the Lenders signatory hereto, (a) the Sale-Leaseback would violate Sections 3.7 and 3.17 of the Credit Agreement, (b) the Net Proceeds of the Sale-Leaseback would be required to be used by Borrowers to repay the Loans in accordance with subsection 1.5(c)(i) of the Credit Agreement, and (c) execution of the Lease Guaranty by the Lease Guarantors would violate Section 3.4 of the Credit Agreement;

WHEREAS, in addition to the foregoing, Borrowers have requested that Agent and the Requisite Lenders agree to amend the Credit Agreement in certain respects, as set forth below.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.   Consent. In reliance upon the representations and warranties of Borrowers set forth in Section 7 below and subject to the conditions to effectiveness set forth in Section 5 below, Agent and the Lenders signatory hereto hereby (a) consent to the Sale-Leaseback, (b) agree that the Net Proceeds of the Sale-Leaseback shall be exempt from the provisions of subsection 1.5(c)(i) of the Credit Agreement, and (c) consent to the execution by Lease Guarantors of the Lease Guaranty, provided, that this is a limited consent and shall not be deemed to constitute a consent to any other existing or future departure from the terms of, or Event of Default under, the Credit Agreement or any of the other Loan Documents. Borrowers agree that pending use by Borrowers of the Net Proceeds of the Sale-Leaseback, such Net Proceeds shall be deposited into and maintained in a special bank account ("Special Account") that is subject to a Control Agreement in favor of Agent, which such Special Account shall not be an operating account and shall hold for deposit no funds or other amounts other than such Net Proceeds. Borrowers further agree to provide Agent written notice prior to withdrawing any amounts on deposit in the Special Account and such notice shall include a detailed description of Borrowers' intended use of such amounts, it being understood and agreed that under no circumstances shall the Net Proceeds of the Sale-Leaseback be used for working capital purposes. Borrowers further hereby acknowledge and agree that the Sale-Leaseback shall apply to and count against (a) the $1,250,000 basket set forth in subsection 1.5(c)(i) of the Credit Agreement, (b) the $2,000,000 basket set forth in subsection 3.7(a) of the Credit Agreement, and (c) the $6,000,000 basket set forth in subsection 3.7(i) of the Credit Agreement.

2.   Release of Lien on Purchased Assets. In reliance upon the representations and warranties of Borrowers set forth in Section 7 below and subject to the satisfaction of the conditions to effectiveness set forth in Section 5 below, Agent on behalf of the Lenders hereby releases its Liens on the Purchased Assets and agrees to execute and deliver to Borrowers (all at the cost of Borrowers) real property mortgage releases, in form and substance acceptable to Agent, covering solely the Purchased Assets (and no other Collateral whatsoever).

3.   Amendment to Credit Agreement. Exhibit 4.8(n) to the Credit Agreement is hereby amended and restated in its entirety with Exhibit 4.8(n) attached hereto as Exhibit B.

4.   Other Agreements. Borrowers hereby acknowledge and agree that Borrowers shall use the Net Proceeds of the Sale-Leaseback solely to either (a) effect a prepayment of the European Term Loan in an aggregate amount equal to such Net Proceeds (and to the extent there remain excess Net Proceeds subsequent to such prepayment, to effect a prepayment of the US Revolving Loans and the European Revolving Loans, on a pro rata basis, and a consequent permanent reduction of the US Revolving Loan Commitment and the European Revolving Loan Commitment, in each case in the amount of the applicable prepayment, and to the extent there remain excess Net Proceeds subsequent to such prepayments, to effect a prepayment of any other Indebtedness outstanding under the Credit Agreement), which such prepayments shall be applied in accordance with Section 1.5(e)(i) of the Credit Agreement or as otherwise may be agreed by Requisite Lenders, or (b) reinvest such Net Proceeds in properties and assets that replace the Purchased Assets, in either case in such manner to avoid any Credit Party being required to make a voluntary prepayment, or having to make a mandatory prepayment, of any Indebtedness under Section 4.10 or any other provision of the Initial Public Note Indenture. Any non-compliance with this Section 4 shall be an immediate Event of Default.

5.   Conditions. The effectiveness of this Consent and Amendment is subject to the satisfaction of the following conditions precedent or concurrent, each of which must be satisfied no later than November 24, 2003:

(a)  Agent shall have received (i) this Consent and Amendment executed by Borrowers, Agent, the Requisite Lenders and each Lender that has an outstanding European Term Loan and (ii) the Consent and Reaffirmation of Loan Documents attached hereto executed by all of the Credit Parties party thereto;

(b)  Agent shall have received confirmation satisfactory to Agent that the Net Proceeds of the Sale-Leaseback shall have been irrevocably received and deposited into the Special Account;

(c)  Agent shall have received a fully executed copy of the Primary Sale-Leaseback Documents and the other Sale-Leaseback Documents (as defined below);

(d)  With respect to each parcel of real estate subject to the Sale-Leaseback, Agent shall have received a fully executed landlord's agreement in the form attached hereto as Exhibit C;

(e)  All proceedings taken in connection with the transactions contemplated by this Consent and Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent, the Lenders and their respective legal counsel;

(f)  No Default or Event of Default shall have occurred and be continuing, both before and after giving effect to the provisions of this Consent and Amendment; and

(g)  Agent shall have received such other documents, agreements and instruments as Agent may require or reasonably request.

6.        References; Effectiveness. Agent, the Lenders signatory hereto and Borrowers hereby agree that all references to the Credit Agreement which are contained in any of the other Loan Documents shall refer to the Credit Agreement as affected by the consents and amendment set forth herein.

7.   Representations and Warranties. To induce Agent and the Lenders signatory hereto to enter into this Consent and Amendment, each Borrower hereby represents and warrants to Agent and the Lenders that:

(a)  The Sale-Leaseback has been consummated (i) concurrently with the effectiveness of this Consent and Amendment, (ii) in full compliance with the provisions of the Credit Agreement (as supplemented by this Consent and Amendment), each of the other Loan Documents and applicable law and does not require the consent of any Person except for consents that have already been obtained and (iii) in accordance with the Primary Sale-Leaseback Documents and the other Sale-Leaseback Documents;

(b)  Attached hereto as Exhibit A is a true, correct and complete copy of each of the Primary Sale-Leaseback Documents, and the Lease Guaranty, which such Borrower represents and warrants constitute all of the material agreements and material documents to be executed and/or delivered in connection with the Sale-Leaseback (collectively, the "Sale-Leaseback Documents");

(c)  The Net Proceeds received by Borrowers from the Sale-Leaseback is approximately $10,669,856;

(d)  The execution, delivery and performance by such Borrower of this Consent and Amendment are within its company power, have been duly authorized by all necessary company action, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law applicable to such Borrower, the organizational documents of such Borrower, any order, judgment or decree of any court or governmental agency, or any agreement, instrument or document binding upon such Borrower or any of its property;

(e)  Each of the Credit Agreement and the other Loan Documents, as supplemented by this Consent and Amendment, are the legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, moratorium, fraudulent transfer or other similar laws affecting creditors' rights generally or by principles governing the availability of equitable remedies;

(f)  After giving effect to the consents and amendment set forth herein, the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and accurate as of the date hereof with the same force and effect as if such had been made on and as of the date hereof;

(g)  Such Borrower has performed all of its obligations under the Credit Agreement and the Loan Documents to be performed by it on or before the date hereof and as of the date hereof, such Borrower is in compliance with all applicable terms and provisions of the Credit Agreement and each of the Loan Documents to be observed and performed by it and no Event of Default or other event which, upon notice or lapse of time or both, would constitute an Event of Default, has occurred.

8.   Counterparts. This Consent and Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Consent and Amendment.

9.   Continued Effectiveness. Except as affected hereby, the Credit Agreement and each of the Loan Documents shall continue in full force and effect according to its terms.

10.     Costs and Expenses. Each Borrower hereby agrees that all actual expenses incurred by Agent in connection with the preparation, negotiation and closing of the transactions contemplated hereby, including, without limitation, reasonable attorneys' fees and expenses, shall be part of the Obligations.

[signature page follows]

IN WITNESS WHEREOF, this Consent and Amendment has been executed as of the day and year first written above.

SPORTRACK, LLC

By:	/s/ Barry Steele
Its:

VALLEY INDUSTRIES, LLC

By:	/s/ Barry Steele
Its:

BRINK INTERNATIONAL B.V.

By:	/s/ Wim Rengelink
Its:	CFO

GENERAL ELECTRIC CAPITAL CORPORATION
as Agent and a Lender
By:	/s/
Its Duly Authorized Signatory

COMERICA BANK, as a US L/C Issuer and a Lender

By:	/s/
Its:

PB CAPITAL CORPORATION, as a Lender

By:
Its:

CONSENT AND REAFFIRMATION OF LOAN DOCUMENTS

The undersigned (each a "Credit Party") each hereby (i) acknowledges receipt of a copy of the foregoing Consent and Amendment; (ii) consents to Borrowers' execution and delivery thereof; (iii) agrees to be bound thereby; and (iv) affirms that nothing contained therein shall modify in any respect whatsoever any of its obligations under any of the Loan Documents to which it is a party and reaffirms that each such Loan Document is and shall continue to remain in full force and effect. Although each Credit Party has been informed of the matters set forth herein and has acknowledged and agreed to same, each Credit Party understands that Agent and the Lenders have no obligation to inform any Credit Party of such matters in the future or to seek any Credit Party's acknowledgment or agreement to future consents, amendments or waivers, and nothing herein shall create such a duty.
IN WITNESS WHEREOF, each Credit Party has executed this Consent and Reaffirmation of Loan Documents on and as of the date of such Consent and Amendment.

CHAAS HOLDINGS, LLC

By:	/s/ Barry Steele
Name:
Title:

CHAAS ACQUISITIONS, LLC

By:	/s/ Barry Steele
Name:
Title:

ADVANCED ACCESSORY SYSTEMS, LLC

By:	/s/ Barry Steele
Name:
Title:

AAS ACQUISITIONS, LLC

By:	CHAAS ACQUISITIONS, LLC
Its:	Managing Member

By:	/s/ Barry Steele
Name:
Title:

CHAAS HOLDINGS B.V.

By:	/s/ Wim Rengelink
Name:	Wim Rengelink
Title:	CFO

SPORTRACK ACCESSORIES INC.

By:	/s/ Barry Steele
Name:
Title:

SPORTRACK GMBH

By:	/s/ Michael Runte
Name:	Michael Runte
Title:	Managing Director

VALTEK, LLC

By:	/s/ Barry Steele
Name:
Title:

CHAAS HOLDINGS III B.V.

By:	/s/ Barry Steele
Name:
Title:

AAS CAPITAL CORPORATION

By:	/s/ Barry Steele
Name:
Title:

NOMADIC SPORT INC.

By:	/s/ Terence Seikel
Name:
Title:

SPORTRACK S.R.O.

By:	/s/ Michael Runte
Name:	Michael Runte
Title:	Managing Director

SPORTRACK IBERICA AUTOMOTIVE, S.L. UNIPERSONAL

By:	/s/ Michael Runte
Name:	Michael Runte
Title:	Managing Director

BRINK INTERNATIONAL B.V.

By:	/s/ Wim Rengelink
Name:
Title:

BRINK SVERIGE AB

By:	/s/ Wim Rengelink
Name:
Title:

BRINK U.K. LIMITED

By:	/s/ Wim Rengelink
Name:
Title:

BRINK NORDISK HOLDINGS APS

By:	/s/ Wim Rengelink
Name:
Title:

BRINK POLSKA SP Z.O.O.

By:	/s/ Wim Rengelink
Name:
Title:

BRINK FRANCE S.A.R.L.

By:	/s/ Wim Rengelink
Name:
Title:

ELLEBI S.R.L.

By:	/s/ Wim Rengelink
Name:
Title:

NORDISK KOMPONENT HOLDINGS A/S

By:	/s/ Wim Rengelink
Name:
Title:

SOCIETE DE FABRICATION D'EQUIPEMENTS ET D'ACCESSOIRES SA

By:	/s/ Wim Rengelink
Name:
Title:

BRINK TREKHAKEN B.V.

By:	/s/ Wim Rengelink
Name:
Title:

BRINK A/S

By:	/s/ Wim Rengelink
Name:
Title:

SCI L'ELMONTAISE

By:	/s/ Wim Rengelink
Name:
Title:

CHAAS HOLDINGS II B.V.

By:	/s/ Wim Rengelink
Name:
Title: